American Fidelity Assurance Company and American Fidelity
Separate Account B (File No. 811-08187) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company
Act of 1940 (the Act).

Filer/Entity
American Funds Insurance Series
Fund/Portfolio Name: Washington Mutual Investors Fund
Fund/Portfolio Name: International Fund
File #:811-03857
CIK# 0000729528
Accession: 0001193125-26-098108
Date of Filing: 03/09/2026

Filer/Entity:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
File #: 811-07044
CIK# 0000890064
Accession #: 0000030146-26-000051
Date of Filing: 02/12/2026

Filer/Entity: BNY Mellon Stock Index Fund, Inc.
File #:811-05719
CIK #:0000846800
Accession #: 0000030146-26-000054
Date of Filing: 02/12/2026

Filer/Entity: BNY Mellon Variable Investment Fund
Fund/Portfolio Name: Small Cap Portfolio
File #: 811-05125
CIK# 0000813383
Accession #: 0000030146-26-000052
Date of Filing: 02/12/2026
Filer/Entity: Vanguard Variable Insurance Fund

Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
File #: 811-05962
CIK #: 0000857490
Accession #: 0001104659-26-021517
Date of Filing: 02/27/2026

Filer/Entity: Vanguard Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
File #:811-05962
CIK #: 0000857490
Accession #: 0001104659-26-021528
Date of Filing: 02/27/2026

These annual reports are for the period ended December 31, 2025, and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Courtney Keeling at (405) 416-8976.